WHITEWOLF PUBLICLY LISTED PRIVATE EQUITY ETF
SCHEDULE OF INVESTMENTS
April 30, 2024 (Unaudited)

COMMON STOCKS - 49.9%	Shares	Value
Asset Management & Custody Banks - 44.0%(a)
Ares Management Corp. - Class A	714	$95,026
BlackRock, Inc.	49	36,977
Blackstone Secured Lending Fund	4,599	145,743
Blackstone, Inc.	807	94,104
Blue Owl Capital, Inc. - Class A	6,496	122,709
Carlyle Group, Inc.	2,282	102,234
GCM Grosvenor, Inc. - Class A	427	4,031
Hamilton Lane, Inc. - Class A	371	41,448
KKR & Co., Inc.	1,254	116,710
P10, Inc. - Class A	273	1,938
StepStone Group, Inc. - Class A	413	14,897
TPG, Inc.	2,286	98,527
		874,344

Diversified Financial Services - 4.7%
Apollo Global Management, Inc.	868	94,074

Multi-Sector Holdings - 1.2%
Compass Diversified Holdings	1,092	23,991
TOTAL COMMON STOCKS (Cost $898,100)		992,409

CLOSED END FUNDS - 49.1%
Ares Capital Corp.(b)	7,511	154,803
Bain Capital Specialty Finance, Inc.	2,324	38,648
Barings BDC, Inc.	4,396	40,795
BlackRock TCP Capital Corp.	2,905	29,282
Capital Southwest Corp.	2,352	60,729
Carlyle Secured Lending, Inc.	1,162	19,952
CION Investment Corp.	1,519	17,362
Fidus Investment Corp.	182	3,706
FS KKR Capital Corp.	7,476	142,941
Gladstone Capital Corp.	213	4,562
Gladstone Investment Corp.	238	3,403
Goldman Sachs BDC, Inc.	3,815	59,285
Golub Capital BDC, Inc.	4,662	80,979
Hercules Capital, Inc.	5,593	106,938
MidCap Financial Investment Corp.	1,309	19,897
New Mountain Finance Corp.	2,723	34,228
PennantPark Floating Rate Capital Ltd.	2,373	26,981
PennantPark Investment Corp.	679	4,834
Prospect Capital Corp.(b)	13,202	68,782
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BURNEY U.S. FACTOR ROTATION ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2024 (Unaudited)

CLOSED END FUNDS - 49.1% (CONTINUED)	Shares	Value
Saratoga Investment Corp.	133	$3,139
Sixth Street Specialty Lending, Inc.(b)	504	10,932
Stellus Capital Investment Corp.	336	4,724
Trinity Capital, Inc.	2,373	35,998
TriplePoint Venture Growth BDC Corp.	420	3,944
TOTAL CLOSED END FUNDS (Cost $939,371)		976,844

SHORT-TERM INVESTMENTS - 12.6%
Investments Purchased with Proceeds from Securities Lending - 11.6%
First American Government Obligations Fund - Class X, 5.23%(c)	231,588	231,588

Money Market Funds - 1.0%
First American Government Obligations Fund - Class X, 5.23%(c)	20,886	20,886
TOTAL SHORT-TERM INVESTMENTS (Cost $252,474)		252,474

TOTAL INVESTMENTS - 111.6% (Cost $2,089,945)		$2,221,727
Liabilities in Excess of Other Assets – (11.6)%		(230,671)
TOTAL NET ASSETS - 100.0%		1,991,056

Percentages are stated as a percent of net assets.
PLC - Public Limited Company

(a)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $222,759 which represented 11.2% of net assets.
(c)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.
.

WHITEWOLF PUBLICLY LISTED PRIVATE EQUITY ETF

SIGNIFICANT ACCOUNTING POLICIES (UNAUDITED)

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fair values for long-term debt securities, including asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), collateralized mortgage obligations (“CMO”), corporate obligations, whole loans, and mortgage-backed securities (“MBS”) are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of April 30, 2024, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

WHITEWOLF PUBLICLY LISTED PRIVATE EQUITY ETF

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of April 30, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Common Stocks	$992,409	$—	$—	$992,409
Closed End Funds	976,844	—	—	976,844
Investments Purchased with Proceeds from Securities Lending	231,588	—	—	231,588
Money Market Funds	20,886	—	—	20,886
Total Assets	$2,221,727	$—	$—	$2,221,727

Refer to the Schedule of Investments for industry classifications.

During the fiscal period ended April 30, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.
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